UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50863

Date of Report: January 15, 2009

NEXXNOW, INC.

(Exact name of registrant as specified in its charter)

New York	30-0299889
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

37 Hamburg Street, East Aurora, NY	14052
(Address of principal executive offices)	(Zip Code)

(716) 714-7102
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sale of Equity Securities

On November 7, 2008 NexxNow issued to Kenneth Keller a convertible debenture in satisfaction of obligations of NexxNow to Kenneth Keller in the amount of $321,647 and in consideration of a loan by him to NexxNow of $15,000.  The debenture matured on January 15, 2009, at which time NexxNow owed Mr. Keller $350,135.40.  On that date, pursuant to the terms of the debenture, Mr. Keller converted the debenture into 35,013,540 shares of NexxNow common stock, representing 71% of the outstanding shares.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NexxNow, Inc.

Dated: January 21, 2009	By: /s/ Sterling Shepperd
Sterling Shepperd, Chief Executive Officer